                                                                    Exhibit 99.4

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                   [LOGO OF Wachovia Securities]

[LOGO OF RBS Greenwich Capital]

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.
            If such disclaimer is not attached hereto, please contact
                  your Greenwich Capital sales representative.

             Effective Class A-1/A-2 Available Funds Cap Rate/(1)(2)/
             -------------------------------------------------------
To 10% Optional Termination at the Pricing Assumptions

         Effective            Effective            Effective
Period   AFC Rate    Period   AFC Rate    Period   AFC Rate
------   ---------   ------   ---------   ------   ---------
   1      11.00000%    34      11.00000%    67       9.35627%
   2      11.00000%    35      11.00000%    68       9.65437%
   3      11.00000%    36       9.25000%    69       9.32962%
   4      11.00000%    37       9.25000%    70       9.31632%
   5      11.00000%    38       9.25000%    71       9.61314%
   6      11.00000%    39       9.25000%    72       9.28978%
   7      11.00000%    40       9.59382%    73       9.58576%
   8      11.00000%    41       9.25000%    74       9.26332%
   9      11.00000%    42       9.25000%    75       9.25012%
  10      11.00000%    43       9.25000%    76      10.22662%
  11      11.00000%    44       9.25000%    77       9.22380%
  12      11.00000%    45       9.25000%    78       9.51769%
  13      11.00000%    46       9.25000%    79       9.19756%
  14      11.00000%    47       9.39540%    80       9.49063%
  15      11.00000%    48       9.23317%    81       9.17142%
  16      11.00000%    49       9.67181%    82       9.15838%
  17      11.00000%    50       9.34710%    83       9.45022%
  18      11.00000%    51       9.47889%    84       9.13239%
  19      11.00000%    52      10.11847%    85       9.42341%
  20      11.00000%    53       9.45245%    86       9.10650%
  21      11.00000%    54       9.77038%    87       9.09359%
  22      11.00000%    55       9.45782%    88      10.05365%
  23      11.00000%    56       9.75933%    89       9.06786%
  24      11.00000%    57       9.44774%    90       9.35687%
  25      11.00000%    58       9.43440%    91       9.04224%
  26      11.00000%    59       9.73511%    92       9.33046%
  27      11.00000%    60       9.42294%    93       9.01673%
  28      11.00000%    61       9.73690%    94       9.00402%
  29      11.00000%    62       9.40942%    95       9.29105%
  30      11.00000%    63       9.40981%    96       8.97869%
  31      11.00000%    64      10.40315%    97       9.26494%
  32      11.00000%    65       9.38301%    98       8.95348%
  33      11.00000%    66       9.68195%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
     LIBOR, using 100% PPC.

/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                   [LOGO OF Wachovia Securities]

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Appendix A

FICO DISTRIBUTION                                                                                 Collateral Cuts for Subprime Pool
-----------------

NovaStar 2003-4
-----------------------------------------------------------------------------------------------------------------------------------
FICO                    Total Balance     LTV  Adjusted Balance   WA Loan WAC    %      WA     WA   WA   % SFD/ %      %     %
                                                      [1]                       Cover  FICO   LTV  DTI     PUD  Owner  Full  Cash-
                                                                                 ed                                            out
                    -------------------        -----------------                Mortg
                       Amount                                                    age                               Occ.  Doc   Refi
                                   %[2]           Amount    %[2]  Balance        Ins.
-----------------------------------------------------------------------------------------------------------------------------------
a. FICO NA              137,293    0.03% >65.0     137,293  0.03% 137,293 7.25%  0.00   0.00 65.30 23.78 100.00 100.00  0.00   0.00
b. 0 - 500                   --    0.00% >65.0          --  0.00%      -- 0.00%  0.00   0.00 0.00   0.00   0.00   0.00  0.00   0.00
c. 500.01 - 550      45,864,671    9.25% >70.0  34,472,784  6.95% 129,561 8.22%  7.96 534.83 77.51 39.67  94.23  96.05 86.75  79.42
d. 550.01 - 575      42,890,294    8.65% >70.0  32,876,161  6.63% 134,452 7.83% 14.02 562.40 76.93 40.16  93.65  97.52 74.75  82.69
e. 575.01 - 600      41,648,366    8.40% >70.0  32,726,706  6.60% 143,122 7.61% 24.78 587.75 78.83 40.04  92.17  97.92 68.56  76.49
f. 600.01 - 620      44,922,501    9.06% >70.0  36,305,446  7.32% 147,287 7.49% 25.71 610.81 80.62 41.13  94.21  95.64 68.94  70.99
g. 620.01 - 650      88,960,666   17.93% >80.0  41,263,410  8.32% 146,317 7.23% 23.26 635.90 81.14 40.02  92.53  96.27 47.54  65.63
h. 650.01 - 680      84,713,042   17.08% >80.0  39,070,083  7.88% 143,338 7.14% 32.59 665.76 81.62 40.25  86.88  94.33 37.12  59.99
i. 680.01 - 700      45,861,039    9.25% >85.0  14,384,352  2.90% 134,490 6.90% 28.13 690.30 80.13 39.73  87.02  95.41 32.22  53.85
j. 700.01 - 750      71,328,586   14.38% >85.0  18,634,902  3.76% 142,943 6.73% 40.25 721.10 77.88 39.70  84.87  92.56 35.23  45.81
k. 750.01 - 800      28,113,640    5.67% >85.0   6,129,937  1.24% 151,966 6.34% 47.65 769.17 73.58 37.93  83.74  90.62 43.21  42.14
l. 800 +              1,599,270    0.32% >85.0     238,511  0.05% 177,697 6.28%  8.99 814.21 61.24 33.67 100.00  95.00 67.59  31.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368  100.00%       256,239,587 51.66% 141,604 7.26% 27.21 644.40 79.22 39.96  89.86  95.17 52.06  63.42
-----------------------------------------------------------------------------------------------------------------------------------
    FICO: Average         644.4           Min:         508  Max:      894
                    -----------                -----------        -------

DEBT-TO INCOME (DTI) DISTRIBUTION
---------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DTI                     Total Balance    FICO  Adjusted Balance   WA Loan WAC   %       WA     WA   WA   % SFD/ %      %     %
                                                      [1]                       Cover  FICO   LTV  DTI     PUD  Owner  Full  Cash-
                                                                                 ed                                           out
                    -------------------        -----------------          ----  Mortg                             Occ.  Doc   Refi
                       Amount                                                    age
                                 %[2]             Amount   %[2]   Balance        Ins.
-----------------------------------------------------------------------------------------------------------------------------------
a. *** 20.00         62,068,073   12.51% * 550   1,749,549  0.35% 130,122 7.30% 25.78 686.85 79.08 16.23  92.09  99.12 11.76  53.78
b. 20.001 - 25.00    19,120,415    3.85% * 550   2,234,873  0.45% 102,798 7.43% 33.73 643.21 76.03 22.74  91.34  92.77 65.08  59.35
c. 25.001 - 30.00    35,420,047    7.14% * 575   7,187,432  1.45% 126,050 7.18% 39.36 645.91 76.60 27.78  94.08  95.65 54.57  70.69
d. 30.001 - 35.00    56,019,664   11.29% * 575  11,511,002  2.32% 131,194 7.20% 36.26 636.66 76.67 32.69  90.68  95.42 57.93  69.28
e. 35.001 - 40.00    74,747,737   15.07% * 600  21,401,230  4.31% 143,746 7.32% 29.51 637.33 79.67 37.51  90.15  96.11 55.94  66.95
f. 40.001 - 45.00    88,627,597   17.87% * 625  34,502,184  6.96% 145,053 7.28% 27.18 641.14 79.95 42.47  87.75  94.17 49.27  62.56
g. 45.001 - 50.00   133,981,373   27.01% * 650  75,982,987 15.32% 157,255 7.25% 19.43 638.50 81.33 47.75  88.97  94.27 60.73  60.54
h. 50.001 - 55.00    23,694,622    4.78% * 675  19,855,897  4.00% 171,700 7.03% 25.77 616.74 76.96 52.20  88.07  90.85 77.26  71.88
i. 55 +               2,359,839    0.48% * 700   1,423,989  0.29% 214,531 6.51%  0.00 656.31 69.65 61.06  75.13 100.00 66.57 100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368  100.00%       175,849,143 35.45% 141,604 7.26% 27.21 644.40 79.22 39.96  89.86  95.17 52.06  63.42
-----------------------------------------------------------------------------------------------------------------------------------
     DTI: Average         39.96           Min:        2.02  Max:    79.69
                    -----------                -----------        -------

LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FICO                    Total Balance     DTI  Adjusted Balance   WA Loan WAC    %      WA     WA   WA   % SFD/ %      %     %
                                                      [1]                       Cover  FICO   LTV  DTI     PUD  Owner  Full  Cash-
                                                                                 ed                                            out
                    -------------------        -----------------                Mortg
                       Amount                                                    age                               Occ.  Doc   Refi
                                   %[2]           Amount    %[2]  Balance        Ins.
-----------------------------------------------------------------------------------------------------------------------------------
a.  * 60.00          42,715,381    8.61% ** 50   2,591,797  0.52% 137,348 6.42%  0.00 661.48 48.35 36.72  87.15  92.36 51.99  74.51
b. 60.01 - 70.00     57,164,772   11.52% ** 50   5,393,717  1.09% 158,351 6.67% 44.76 638.35 66.07 39.44  88.90  91.66 47.90  81.79
c. 70.01 - 80.00    186,236,688   37.54% ** 50   8,444,886  1.70% 158,499 6.98% 26.36 649.55 78.16 40.33  89.78  95.34 43.34  58.67
d. 80.01 - 85.00     55,451,280   11.18% ** 50   4,044,427  0.82% 151,506 7.36% 31.75 622.16 84.12 41.09  89.77  94.32 56.95  78.10
e. 85.01 - 90.00     99,381,163   20.03% ** 50   3,354,542  0.68% 149,896 7.64% 31.59 633.08 89.48 40.68  90.84  96.15 57.44  66.61
f. 90.01 - 95.00     29,744,445    6.00% ** 50   1,515,661  0.31% 139,645 7.95% 36.53 653.77 94.51 40.76  91.91  99.10 76.52  51.63
g. 95.01 - 100.00    25,345,638    5.11% ** 50     709,431  0.14%  61,221 9.49%  1.81 673.32 99.78 37.81  91.07 100.00 65.21   7.32
h. 100 +                     --    0.00% ** 50          --  0.00%      -- 0.00%  0.00   0.00 0.00   0.00   0.00   0.00  0.00   0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL          496,039,368  100.00%        26,054,460  5.25% 141,604 7.26% 27.21 644.40 79.22 39.96  89.86  95.17 52.06  63.42
-----------------------------------------------------------------------------------------------------------------------------------
     LTV: Average         79.22           Min:      11.848  Max:      100
                    -----------                -----------        -------

<F1>
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
<F2>
All other cuts except the adjusted balance are only for the main bucket
<F3>
[2]  Percent of the Aggregate Principal Balance - calculated automatically.

*   less than
**  greater than
*** less than or equal to

Appendix A


GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % Covered
                       Total Balance                           by
                   ---------------------   WA Loan           Mortgage                            % SFD/  % Owner  % Cashout  % Full
STATE                 Amount       %[2]    Balance    WAC      Ins.    WA FICO  WA LTV  WA DTI    PUD      Occ      Refi       Doc
------------------------------------------------------------------------------------------------------------------------------------
California          129,408,141    26.09%   203,152   6.68      24.14   661.47   75.06   40.80    86.79    95.96      65.54    42.47
Florida              74,998,986    15.12%   121,554   7.38      21.43   642.37   80.13   40.20    89.48    93.16      63.90    47.29
Ohio                 20,245,677     4.08%   102,770   7.78      42.17   620.64   84.15   38.47    91.72    92.83      59.65    68.36
Texas                18,224,349     3.67%   109,128   7.37      39.83   647.43   79.50   38.88    98.29    97.29      48.22    52.25
New York             17,348,602     3.50%   209,019   7.23      28.58   649.81   74.54   39.53    81.43    95.64      77.21    36.55
Washington           16,418,926     3.31%   140,333   6.90      28.65   669.08   80.68   38.91    93.80    95.25      54.67    56.95
Virginia             14,023,661     2.83%   157,569   7.44      31.91   629.27   80.54   40.89    94.63    97.67      68.78    58.99
Massachusetts        13,096,055     2.64%   201,478   7.19      30.23   627.16   75.69   41.78    73.17    99.04      79.19    51.21
Nevada               12,413,408     2.50%   127,973   7.40      19.10   664.14   81.51   38.45    96.28    95.77      35.58    37.46
Pennsylvania         11,878,619     2.39%   123,736   7.92      28.54   621.43   84.37   40.69    96.11    96.51      61.10    61.29
Connecticut          11,781,225     2.38%   141,942   7.33      33.13   660.35   79.51   38.94    68.79    89.15      51.16    55.97
Colorado             11,106,825     2.24%   156,434   7.19      23.13   654.45   80.16   42.09    93.92    97.97      59.80    52.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL          350,944,476    70.75%   151,334   7.12      26.63   650.00   78.23   40.22    88.39    95.23      62.78    48.09
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 % Covered
                             Total Balance                          by                                                  %        %
Scheduled Principal      --------------------   WA Loan          Mortgage     WA                    % SFD/  % Owner   Cashout  Full
Balance                     Amount      %[2]    Balance     WAC    Ins.      FICO   WA LTV  WA DTI    PUD     Occ      Refi     Doc
------------------------------------------------------------------------------------------------------------------------------------
a.       0 -    50,000    12,079,481     2.44%    33,369   9.96       5.06  667.62   89.82   33.30   86.38    94.19     36.82  53.07
b.  50,001 -   200,000   286,866,352    57.83%   117,424   7.44      27.61  637.60   79.44   39.35   90.09    94.51     63.57  58.59
c. 200,001 -   250,000    67,368,871    13.58%   223,817   6.93      37.02  643.63   78.38   41.44   89.77    94.97     65.53  51.75
d. 250,001 -   300,000    49,154,660     9.91%   273,081   6.82      28.22  656.70   79.33   42.18   87.85    96.32     61.19  35.87
e. 300,001 -   400,000    57,489,625    11.59%   342,200   6.84      23.90  655.32   79.40   41.14   87.95    95.97     61.55  39.21
f. 400,001 -   500,000    19,413,462     3.91%   451,476   6.54      13.55  661.88   73.71   39.61   97.78   100.00     78.35  41.20
g. 500,001 -   600,000     2,157,069     0.43%   539,267   6.56       0.00  657.07   69.71   37.80  100.00   100.00    100.00   0.00
h. 600,001 -   700,000            --     0.00%        --   0.00       0.00    0.00    0.00    0.00    0.00     0.00      0.00   0.00
i. 700,001 -   800,000     1,509,848     0.30%   754,924   6.59       0.00  722.58   64.35   33.15  100.00   100.00     51.42  48.58
j. 800,001 -   900,000            --     0.00%        --   0.00       0.00    0.00    0.00    0.00    0.00     0.00      0.00   0.00
k. 900,001 - 1,000,000            --     0.00%        --   0.00       0.00    0.00    0.00    0.00    0.00     0.00      0.00   0.00
l. 1,000,001>=                    --     0.00%        --   0.00       0.00    0.00    0.00    0.00    0.00     0.00      0.00   0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL               496,039,368   100.00%   141,604   7.26      27.21  644.40   79.22   39.96   89.86    95.17     63.42  52.06
------------------------------------------------------------------------------------------------------------------------------------
Prin Bal: Average            141,604               Min:  10,980      Max:  776,423
                         -----------                     ------            -------

DOCUMENTATION TYPE
------------------

------------------------------------------------------------------------------------------------------------------------
                                                             % Covered
                            Total Balance                       by
                        ------------------  WA Loan          Mortgage     WA     WA      WA   % SFD/  % Owner  % Cashout
Doc Type                  Amount      %[2]  Balance    WAC     Ins.      FICO    LTV    DTI     PUD     Occ     Refi
------------------------------------------------------------------------------------------------------------------------
Full Documentation      258,244,989  52.06%  131,892   7.35      33.30  624.89  80.33  40.18   91.84    94.52      68.41
Limited Documentation    11,115,293   2.24%  150,207   7.56      44.85  616.09  77.04  37.86   91.63    85.64      78.23
No Documentation         41,536,103   8.37%  141,761   7.17      26.23  702.29  77.74  35.22   90.59   100.00      51.72
No Income/No Asset
Verification             10,411,894   2.10%  155,401   7.56      20.00  676.47  87.31  40.28   95.72   100.00      51.60
Stated Income           174,731,083  35.23%  157,274   7.10      17.76  659.36  77.58  39.77   86.29    95.31      58.58
------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368 100.00%  141,604   7.26      27.21  644.40  79.22  39.96   89.86    95.17      63.42
------------------------------------------------------------------------------------------------------------------------

Appendix A

PROPERTY TYPE
-------------

-----------------------------------------------------------------------------------------------------------------------
                                                             % Covered
                           Total Balance                        by
                        -------------------  WA Loan          Mortgage    WA     WA      WA   % Owner % Cashout  % Full
Property Type                Amount    %[2]  Balance   WAC      Ins.     FICO    LTV    DTI       Occ      Refi    Doc
-----------------------------------------------------------------------------------------------------------------------
Condo                    27,664,520       6% 121,336   7.27      24.08  666.45  80.83  41.40    89.05     48.04   44.60
Multi-Unit               22,635,915       5% 161,685   7.20      37.85  664.20  73.80  41.37    75.66     69.95   38.57
PUD                      66,940,268      13% 147,771   7.30      23.21  653.48  81.43  40.80    97.79     47.16   45.56
Single Family
Residence               378,798,665      76% 141,237   7.25      27.51  640.00  79.04  39.62    96.32     67.02   54.56
-----------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368     100% 141,604   7.26      27.21  644.40  79.22  39.96    95.17     63.42   52.06
-----------------------------------------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             % Covered                                                   Is MI
                           Total Balance                        by                                                        down
                        -------------------  WA Loan          Mortgage    WA     WA      WA   % Owner % Cashout  % Full  to 60
Mortgage Insurance           Amount    %[2]  Balance   WAC      Ins.     FICO    LTV    DTI       Occ      Refi    Doc     LTV
------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI       60,321,989   12.16% 160,859   7.27    100.00  659.29   88.92  38.50    92.54     55.12   62.78  No
Loans >80 LTV w/o MI    149,600,538   30.16% 116,784   8.06      0.00  629.40   90.47  41.20    98.17     62.48   60.21  No
Other                   286,116,841   57.68% 154,909   6.83     26.10  649.10   71.30  39.61    94.16     65.65   45.54  No
------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL              496,039,368  100.00% 141,604   7.26     27.21  644.40   79.22  39.96    95.17     63.42   52.06
------------------------------------------------------------------------------------------------------------------------------

LOAN BALANCE
------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        %Covered
                              Total Balance                                by
                           ---------------------    WA Loan             Mortgage                                   % SFD/    % Owner
Loan Purpose                  Amount      % [2]     Balance      WAC      Ins.      WA. FICO   WA. LTV   WA DTI     PUD        Occ
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance         314,564,243     63.42%    149,508     7.19       25.63     631.48     77.31    39.82      90.74     96.39
Purchase                   133,202,825     26.85%    124,839     7.58       24.98     670.44     85.02    40.98      87.50     93.57
Rate/Term Refinance         48,272,300      9.73%    145,398     6.78       43.71     656.77     75.69    38.27      90.64     91.63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL                 496,039,368    100.00%    141,604     7.26       27.21     644.40     79.22    39.96      89.86     95.17
------------------------------------------------------------------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         % Covered
                    Total Balance                            by                                                   %
                --------------------   WA Loan           Mortgage                             % SFD/  % Owner  Cashout
Lien Status        Amount     %[2]     Balance    WAC      Ins.    WA FICO  WA LTV   WA DTI    PUD     Occ      Refi   Index  Margin
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM         267,517,84     53.9%   153,923   7.35      25.29   629.01    81.40   40.78   89.69    95.26    59.72  6ML      5.80
3/27 ARM         29,761,925     6.00%   167,202   6.99      25.17   640.15    79.97   39.82   88.75    97.96    69.98  6ML      5.55
6MLIBOR ARM         952,616     0.19%   238,154   5.11      46.00   662.58    78.72   32.85   85.94   100.00    31.94  6ML      4.52
Fixed           197,806,983     39.8%   124,957   7.17      30.04   665.75    76.16   38.92   90.27    94.61    67.58  FIXED    0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL      496,039,368   100.00%   141,604   7.26      27.21   644.40    79.22   39.96   89.86    95.17    63.42           5.77
------------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS
-----------

------------------------------------------------------------------------------------------------------------------------
                                                       % Covered
                   Total Balance                          by
              --------------------   WA Loan    WAC     Mortgage     WA       WA       WA    % SFD   % Owner   % Cashout
Lien Status        Amount     %[2]   Balance             Ins.       FICO      LTV     DTI     /PUD       Occ       Refi
------------------------------------------------------------------------------------------------------------------------
First Lien    482,645,203    97.30%  153,269    7.16       27.97   643.11    78.66   40.16   89.87     95.04       64.73
Second Lien    13,394,165     2.70%   37,837   10.76        0.00   690.82    99.44   32.73   89.62    100.00       16.02
------------------------------------------------------------------------------------------------------------------------
TOTAL POOL    496,039,368   100.00%  141,604    7.26       27.21   644.40    79.22   39.96   89.86     95.17       63.42
------------------------------------------------------------------------------------------------------------------------

Appendix A

OCCUPANCY TYPE
--------------

---------------------------------------------------------------------------------------------------------------------------
                                                           % Covered
                           Total Balance                       by
                        -------------------  WA Loan        Mortgage
Occupancy Type                Amount   %[2]  Balance  WAC     Ins.   WA. FICO WA LTV WA DTI % SFD/PUD % Owner Occ % Cashout
---------------------------------------------------------------------------------------------------------------------------
Investment (Non-Owner
Occupied)                 19,222,043   3.88% 120,138  7.39     45.84   667.22  74.05  41.44     62.92        0.00     48.89
Investment (Owner            206,012   0.04% 206,012  8.75      0.00   614.00  75.00  45.17      0.00        0.00    100.00
Occupied)
Primary                 472,086,5579   5.17% 142,711  7.25     26.15   643.28  79.46  39.91     91.15      100.00     64.23
Secondary Home             4,524,757   0.91% 133,081  7.69     60.10   664.85  76.30  37.57     73.35        0.00     38.58
TOTAL POOL              496,039,3610   0.00% 141,604  7.26     27.21   644.40  79.22  39.96     89.86       95.17     63.42
---------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

---------------------------------------------------------------------------------------------------------------------------
                                                           % Covered
                           Total Balance                       by
Prepayment Charges Term -------------------  WA Loan        Mortgage                                              % Cashout
at Origination                Amount   %[2]  Balance  WAC     Ins.   WA. FICO WA LTV WA DTI % SFD/PUD % Owner Occ     Refi
---------------------------------------------------------------------------------------------------------------------------
0 Months                 115,183,353  23.22% 126,575  7.73     25.70   645.27  80.09  39.22     88.39       95.25     61.35
24 Months                163,128,507  32.89% 152,314  7.27     23.67   635.71  80.91  40.81     90.86       95.71     57.32
36 Months                 98,269,925  19.81% 141,396  7.20     28.65   642.36  79.12  39.65     87.95       95.35     66.61
60 Months                119,457,583  24.08% 144,447  6.83     32.33   657.08  76.15  39.77     91.48       94.21     71.10
TOTAL POOL               496,039,361 100.00% 141,604  7.26     27.21   644.40  79.22  39.96     89.86       95.17     63.42
---------------------------------------------------------------------------------------------------------------------------
TOTAL POOL               474,984,721 100.00% 126,191  7.43      0.00   662.21  93.92  42.02     93.72       98.54     49.32
---------------------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS

---------------------------------------------------------------------------------------------------------------------------
                                                           % Covered
                           Total Balance                       by
                        -------------------  WA Loan        Mortgage                                              % Cashout
                              Amount   %[2]  Balance  WAC     Ins.   WA. FICO WA LTV WA DTI % SFD/PUD % Owner Occ     Refi
---------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                      0%
---------------------------------------------------------------------------------------------------------------------------
Total
---------------------------------------------------------------------------------------------------------------------------

GA, KY %& TOP 5 STATES   TOP 5 MSA      TOP 5 ORIGINATORS    SERVICES
----------------------   ---------      -----------------    --------

----------------------   ------------   ------------------   ---------------
State             %[2]   MSA     %[2]   Originator    %[2]   Servicer   %[2]
----------------------   ------------   ------------------   ---------------
GA                1.98%
----------------------   ------------   ------------------   ---------------
KY                0.69%
----------------------   ------------   ------------------   ---------------
CA               26.09%
----------------------   ------------   ------------------   ---------------
FL               15.12%
----------------------   ------------   ------------------   ---------------
OH                4.08%
----------------------   ------------   ------------------
TX                3.67%
----------------------   ------------
NY                3.50%
----------------------

--------------------------------------------------------------------------------
The information contained herein has been prepared solely for the use of Greenwich
Capital Markets, Inc. and has not been
independently verified by Greenwich Capital
Markets, Inc. Accordingly, Greenwich
Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                   NOVASTAR 2003-4 STATISTICAL MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                      3,503
Aggregate Outstanding Principal Balance:        496,039,368
                                                                             Minimum                  Maximum
Average Outstanding Principal Balance:        $     141,604           $       10,980           $      776,423
Weighted Average Current Mortgage Rate:               7.256  %                 4.500  %                13.375  %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                        5.768  %                 2.750  %                 9.700  %
Weighted Average Maximum Loan Rate:                  14.308  %                 9.875  %                18.350  %
Weighted Average Minimum Loan Rate:                   7.311  %                 4.750  %                11.350  %
Weighted Average Initial Periodic Rate Cap:           2.994  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         24  months                2  months               35  months
Weighted Average Original Term:                         344  months              120  months              360  months
Weighted Average Remaining Term:                        343  months              118  months              359  months
Weighted Average Credit Score:                          644                      508                      894
Weighted Average Combined Original LTV:               79.22  %                 11.85  %                100.00  %
First Pay Date:                                                         Feb 01, 2001             Nov 03, 2003
Maturity Date:                                                          Sep 01, 2013             Oct 03, 2033
Top State Concentrations ($):                 26.09% California, 15.12% Florida, 4.08% Ohio
Maximum Zip Code Concentration ($):            0.65% 93033

For internal use only. All Amounts subjects to change.             Page: 2 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                   NOVASTAR 2003-4 STATISTICAL MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 10,979.75 -  50,000.00                362      12,079,481.09               2.44
 50,000.01 - 100,000.00                949      73,440,523.81              14.81
100,000.01 - 150,000.00                937     116,862,747.42              23.56
150,000.01 - 200,000.00                557      96,563,080.37              19.47
200,000.01 - 250,000.00                301      67,368,871.03              13.58
250,000.01 - 300,000.00                180      49,154,659.58               9.91
300,000.01 - 350,000.00                108      34,738,386.97               7.00
350,000.01 - 400,000.00                 60      22,751,238.31               4.59
400,000.01 - 450,000.00                 23       9,775,503.62               1.97
450,000.01 - 500,000.00                 20       9,637,957.97               1.94
500,000.01 - 550,000.00                  3       1,581,565.37               0.32
550,000.01 - 600,000.00                  1         575,504.07               0.12
700,000.01 - 750,000.00                  1         733,424.80               0.15
750,000.01 - 776,423.35                  1         776,423.35               0.16
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                      1         137,292.81               0.03
501 - 520                               17       2,884,025.31               0.58
521 - 540                              221      28,404,963.01               5.73
541 - 560                              256      33,897,592.57               6.83
561 - 580                              244      32,356,907.28               6.52
581 - 600                              226      32,859,842.79               6.62
601 - 620                              305      44,922,500.84               9.06
621 - 640                              389      57,541,973.17              11.60
641 - 660                              386      57,063,510.25              11.50
661 - 680                              424      59,068,224.66              11.91
681 - 700                              341      45,861,039.32               9.25
701 - 720                              273      39,953,009.22               8.05
721 - 740                              165      22,601,952.46               4.56
741 - 760                              116      17,266,780.71               3.48
761 - 780                               86      13,538,122.49               2.73
781 - 800                               44       6,082,361.26               1.23
801 - 820                                8       1,485,386.69               0.30
881 - 894                                1         113,882.92               0.02
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
118 - 120                                9         733,712.57               0.15
151 - 180                              562      39,883,900.92               8.04
211 - 240                               32       4,133,394.69               0.83
271 - 300                                5         615,420.99               0.12
301 - 359                            2,895     450,672,938.59              90.85
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 3 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence              2,682     378,798,664.85              76.36
PUD                                    453      66,940,268.04              13.49
Condo                                  228      27,664,519.54               5.58
Multi-Unit                             140      22,635,915.33               4.56
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                              3,308     472,086,556.80              95.17
Investment (Non-Owner
Occupied)                              160      19,222,042.65               3.88
Secondary Home                          34       4,524,756.50               0.91
Investment (Owner
Occupied)                                1         206,011.81               0.04
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                 2,104      314,564,242.76               63.42
Purchase                           1,067      133,202,824.73               26.85
Rate/Term Refinance                  332       48,272,300.27                9.73
--------------------------------------------------------------------------------
Total                              3,503      496,039,367.76              100.00
================================================================================

                                                                  % of Aggregate
Combined Original                           Principal Balance  Principal Balance
Loan-to-Value                    Number of  Outstanding as of  Outstanding as of
Ratios(%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
11.85 -  15.00                           1          49,966.39               0.01
15.01 -  20.00                           3         300,449.33               0.06
20.01 -  25.00                           6         911,412.48               0.18
25.01 -  30.00                          13       1,228,316.80               0.25
30.01 -  35.00                          21       2,641,304.10               0.53
35.01 -  40.00                          27       3,652,045.43               0.74
40.01 -  45.00                          35       4,596,187.58               0.93
45.01 -  50.00                          53       6,792,258.08               1.37
50.01 -  55.00                          57       8,422,499.50               1.70
55.01 -  60.00                          95      14,120,941.29               2.85
60.01 -  65.00                         158      24,085,489.14               4.86
65.01 -  70.00                         203      33,079,283.03               6.67
70.01 -  75.00                         277      44,490,438.76               8.97
75.01 -  80.00                         898     141,746,249.41              28.58
80.01 -  85.00                         366      55,451,280.14              11.18
85.01 -  90.00                         664      99,701,201.92              20.10
90.01 -  95.00                         212      29,424,405.96               5.93
95.01 - 100.00                         414      25,345,638.42               5.11
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 4 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 70       8,468,123.44               1.71
Arkansas                                26       2,327,869.78               0.47
California                             637     129,408,141.34              26.09
Colorado                                71      11,106,825.42               2.24
Connecticut                             83      11,781,224.85               2.38
Delaware                                14       1,788,871.23               0.36
District of Columbia                    15       2,600,384.31               0.52
Florida                                617      74,998,986.44              15.12
Georgia                                 84       9,806,841.93               1.98
Idaho                                   18       1,778,714.85               0.36
Illinois                                63      10,029,439.23               2.02
Indiana                                 43       4,038,215.42               0.81
Iowa                                     9         650,920.99               0.13
Kansas                                  17       2,203,050.19               0.44
Kentucky                                37       3,435,731.58               0.69
Louisiana                               85      10,163,097.29               2.05
Maine                                   19       2,250,167.06               0.45
Maryland                                62      10,554,777.23               2.13
Massachusetts                           65      13,096,054.75               2.64
Michigan                                91       9,419,468.24               1.90
Minnesota                               23       3,400,237.66               0.69
Mississippi                             35       3,471,841.81               0.70
Missouri                                65       6,254,710.17               1.26
Montana                                  3         466,549.09               0.09
Nebraska                                 3         293,622.88               0.06
Nevada                                  97      12,413,408.36               2.50
New Hampshire                           19       3,229,058.33               0.65
New Jersey                              35       6,791,895.44               1.37
New Mexico                               4         382,380.04               0.08
New York                                83      17,348,602.29               3.50
North Carolina                          72       8,793,050.93               1.77
North Dakota                             1         124,401.97               0.03
Ohio                                   197      20,245,677.20               4.08
Oklahoma                                34       3,130,319.18               0.63
Oregon                                  70       8,880,069.42               1.79
Pennsylvania                            96      11,878,618.71               2.39
Rhode Island                             7       1,455,512.30               0.29
South Carolina                          47       5,542,231.39               1.12
South Dakota                             1         194,678.76               0.04
Tennessee                               53       5,273,876.50               1.06
Texas                                  167      18,224,349.47               3.67
Utah                                    12       2,600,476.58               0.52
Vermont                                  4         577,293.34               0.12
Virginia                                89      14,023,661.09               2.83
Washington                             117      16,418,926.00               3.31
West Virginia                           18       1,748,391.07               0.35
Wisconsin                               21       2,479,522.13               0.50
Wyoming                                  4         489,100.08               0.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 5 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                   1,958     258,244,989.50              52.06
Stated Income                        1,111     174,731,088.81              35.23
No Documentation                       293      41,536,102.84               8.37
Limited Documentation                   74      11,115,292.84               2.24
No Income/No Asset
Verification                            67      10,411,893.77               2.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                     492      68,084,654.10              13.73
M2                                     170      23,786,473.72               4.80
M3                                      37       5,039,397.64               1.02
M4                                      13       1,442,355.22               0.29
AAA                                      1          83,292.88               0.02
AA                                       1          62,335.29               0.01
A+                                   1,019     151,220,994.36              30.49
A                                      258      34,968,053.02               7.05
A-                                     141      20,040,877.77               4.04
Alt A                                  953     132,077,484.34              26.63
B                                       99      11,731,960.46               2.37
B-                                      33       3,258,726.22               0.66
C                                        6         518,130.51               0.10
FICO Enhanced                           57       8,506,441.15               1.71
FICO Only                              223      35,218,191.08               7.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                 1,920     298,232,384.56              60.12
Fixed Rate Loan                      1,583     197,806,983.20              39.88
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                975     152,440,554.03              77.07
15 Year Fixed-Rate Loan                284      26,888,197.01              13.59
15 Year Balloon                        278      12,995,703.91               6.57
20 Year Fixed-Rate Loan                 32       4,133,394.69               2.09
10 Year Fixed-Rate Loan                  9         733,712.57               0.37
25 Year Fixed-Rate Loan                  5         615,420.99               0.31
--------------------------------------------------------------------------------
Total                                1,583     197,806,983.20             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 6 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR            1,738     267,517,843.65              89.70
3/27 Loan Six-Month LIBOR              178      29,761,925.31               9.98
Six-Month LIBOR                          4         952,615.60               0.32
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
First Lien                           3,149     482,645,203.07              97.30
Second Lien                            354      13,394,164.69               2.70
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Prepayment Term                  Number of  Outstanding as of  Outstanding as of
(months):                   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    910     115,183,352.93              23.22
24                                   1,071     163,128,506.98              32.89
36                                     695      98,269,925.05              19.81
60                                     827     119,457,582.80              24.08
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.500 -  4.500                          1         173,632.46               0.04
 4.501 -  5.000                         19       4,751,146.87               0.96
 5.001 -  5.500                        100      18,804,232.19               3.79
 5.501 -  6.000                        284      54,825,020.99              11.05
 6.001 -  6.500                        373      65,576,348.23              13.22
 6.501 -  7.000                        630     107,174,647.11              21.61
 7.001 -  7.500                        480      71,589,951.52              14.43
 7.501 -  8.000                        556      74,539,527.31              15.03
 8.001 -  8.500                        285      35,100,773.25               7.08
 8.501 -  9.000                        266      29,531,886.79               5.95
 9.001 -  9.500                        112      11,410,839.20               2.30
 9.501 - 10.000                        136      10,720,112.40               2.16
10.001 - 10.500                         37       2,677,282.55               0.54
10.501 - 11.000                         88       4,021,676.60               0.81
11.001 - 11.500                         22       1,130,169.34               0.23
11.501 - 12.000                         41       1,534,345.47               0.31
12.001 - 12.500                         20         633,615.47               0.13
12.501 - 13.000                         52       1,818,592.86               0.37
13.001 - 13.375                          1          25,567.15               0.01
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 7 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            3         732,545.34               0.25
3.001 - 3.500                            1         129,458.15               0.04
3.501 - 4.000                           31       5,708,621.98               1.91
4.001 - 4.500                          148      24,805,072.98               8.32
4.501 - 5.000                          238      39,910,184.33              13.38
5.001 - 5.500                          327      56,793,408.26              19.04
5.501 - 6.000                          392      61,604,299.07              20.66
6.001 - 6.500                          332      46,993,340.90              15.76
6.501 - 7.000                          202      29,473,075.39               9.88
7.001 - 7.500                          126      17,647,197.65               5.92
7.501 - 8.000                           77       9,527,178.29               3.19
8.001 - 8.500                           29       3,805,934.82               1.28
8.501 - 9.000                           11         904,571.59               0.30
9.001 - 9.500                            2         139,015.13               0.05
9.501 - 9.700                            1          58,480.68               0.02
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 9.875 - 10.000                          1         392,012.30               0.13
10.001 - 10.500                          1         188,188.33               0.06
11.501 - 12.000                          5       1,339,951.88               0.45
12.001 - 12.500                         31       5,705,382.99               1.91
12.501 - 13.000                        131      24,258,175.21               8.13
13.001 - 13.500                        220      39,747,153.88              13.33
13.501 - 14.000                        381      68,111,358.49              22.84
14.001 - 14.500                        293      45,302,229.94              15.19
14.501 - 15.000                        364      51,538,157.44              17.28
15.001 - 15.500                        181      23,661,732.35               7.93
15.501 - 16.000                        167      20,884,588.16               7.00
16.001 - 16.500                         68       8,659,126.14               2.90
16.501 - 17.000                         60       6,436,694.00               2.16
17.001 - 17.500                         11       1,578,371.88               0.53
17.501 - 18.000                          4         276,724.48               0.09
18.001 - 18.350                          2         152,537.09               0.05
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 8 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
4.750  -  5.000                          6       1,731,964.18               0.58
5.001  -  5.500                         32       5,893,571.32               1.98
5.501  -  6.000                        132      24,491,465.31               8.21
6.001  -  6.500                        220      39,747,153.88              13.33
6.501  -  7.000                        380      67,878,068.39              22.76
7.001  -  7.500                        293      45,302,229.94              15.19
7.501  -  8.000                        364      51,538,157.44              17.28
8.001  -  8.500                        181      23,661,732.35               7.93
8.501  -  9.000                        167      20,884,588.16               7.00
9.001  -  9.500                         68       8,659,126.14               2.90
9.501  - 10.000                         60       6,436,694.00               2.16
10.001 - 10.500                         11       1,578,371.88               0.53
10.501 - 11.000                          4         276,724.48               0.09
11.001 - 11.350                          2         152,537.09               0.05
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 2         270,046.53               0.09
02/01/04                                 3         296,361.82               0.10
03/01/04                                 1         304,282.30               0.10
04/01/04                                 3         648,333.30               0.22
12/01/04                                 1         392,012.30               0.13
02/01/05                                 1         152,344.71               0.05
06/01/05                                 3         469,308.96               0.16
07/01/05                                13       2,104,935.14               0.71
08/01/05                                31       5,460,535.37               1.83
09/01/05                               400      66,208,589.61              22.20
10/01/05                             1,283     192,101,959.21              64.41
10/03/05                                 1          61,750.00               0.02
08/01/06                                 2         201,349.00               0.07
09/01/06                                28       4,707,051.29               1.58
10/01/06                               148      24,853,525.02               8.33
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    4         952,615.60               0.32
3.000                                1,916     297,279,768.96              99.68
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
 (ARMs Only):               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                1,920     298,232,384.56             100.00
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

For internal use only. All Amounts subject to change.              Page: 9 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets,Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                       2,647     361,046,785.75              72.79
MGIC                                   849     134,314,706.49              27.08
PMI                                      7         677,875.52               0.14
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 10 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

              NOVASTAR 2003-4 - STATISTICAL GROUP I MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

Number Of Loans:                                      2,891
Aggregate Outstanding Principal Balance:        412,113,869
                                                                           Minimum                Maximum
Average Outstanding Principal Balance:        $     142,551           $       39,673           $      395,750
Weighted Average Current Mortgage Rate:               7.190  %                 4.500  %                11.325  %
Arm Characteristics:
-------------------
Weighted Average Gross Margin:                        5.743  %                 2.750  %                 8.000  %
Weighted Average Maximum Loan Rate:                  14.310  %                10.125  %                17.875  %
Weighted Average Minimum Loan Rate:                   7.310  %                 4.750  %                10.875  %
Weighted Average Initial Periodic Rate Cap:           2.996  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         24  months                2  months               35  months
Weighted Average Original Term:                         349  months              120  months              360  months
Weighted Average Remaining Term:                        348  months              118  months              359  months
Weighted Average Credit Score:                          643                      508                      894
Weighted Average Combined Original LTV:               78.71  %                 11.85  %                100.00  %
First Pay Date:                                                         Feb 01, 2001             Nov 03, 2003
Maturity Date:                                                          Sep 01, 2013             Oct 03, 2033
Top State Concentrations ($):                 23.09% California, 16.56% Florida,  4.34 % Ohio
Maximum Zip Code Concentration ($):           0.65% 93033

For internal use only. All Amounts subject to change.             Page: 11 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

              NOVASTAR 2003-4 - STATISTICAL GROUP I MORTGAGE LOANS
                          11/1/2003 SCHEDULED BALANCES

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 39,672.56 -  50,000.00                 85       3,935,287.60               0.95
 50,000.01 - 100,000.00                813      63,957,388.96              15.52
100,000.01 - 150,000.00                900     112,348,262.82              27.26
150,000.01 - 200,000.00                550      95,418,565.77              23.15
200,000.01 - 250,000.00                297      66,461,640.62              16.13
250,000.01 - 300,000.00                179      48,866,871.19              11.86
300,000.01 - 350,000.00                 65      20,376,393.00               4.94
350,000.01 - 395,750.05                  2         749,459.31               0.18
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                      1         137,292.81               0.03
501 - 520                               14       2,045,043.99               0.50
521 - 540                              196      24,625,995.15               5.98
541 - 560                              228      29,239,758.59               7.10
561 - 580                              227      28,524,858.75               6.92
581 - 600                              207      28,477,129.77               6.91
601 - 620                              278      38,503,718.64               9.34
621 - 640                              329      46,725,832.44              11.34
641 - 660                              307      45,948,749.56              11.15
661 - 680                              317      47,566,666.70              11.54
681 - 700                              268      40,645,968.23               9.86
701 - 720                              204      30,753,778.39               7.46
721 - 740                              119      18,275,238.09               4.43
741 - 760                               86      13,663,932.02               3.32
761 - 780                               68      10,764,772.54               2.61
781 - 800                               35       5,410,074.89               1.31
801 - 820                                6         691,175.79               0.17
881 - 894                                1         113,882.92               0.03
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
118 - 120                                8         683,009.66               0.17
151 - 180                              189      21,386,968.40               5.19
211 - 240                               31       4,025,751.37               0.98
271 - 300                                5         615,420.99               0.15
301 - 359                            2,658     385,402,718.85              93.52
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence              2,238     311,800,036.82              75.66
PUD                                    342      54,286,123.76              13.17
Condo                                  182      23,870,842.50               5.79
Multi-Unit                             129      22,156,866.19               5.38
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 12 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                              2,704     389,297,226.52              94.46
Investment (Non-Owner
Occupied)                              154      18,485,956.59               4.49
Secondary Home                          32       4,124,674.35               1.00
Investment (Owner
Occupied)                                1         206,011.81               0.05
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                   1,870     263,603,431.44              63.96
Purchase                               728     107,547,383.42              26.10
Rate/Term Refinance                    293      40,963,054.41               9.94
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Combined Original Loan-to-       Number of  Outstanding as of  Outstanding as of
Value Ratios (%):           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
11.85 -  15.00                           1          49,966.39               0.01
15.01 -  20.00                           3         300,449.33               0.07
20.01 -  25.00                           6         911,412.48               0.22
25.01 -  30.00                          13       1,228,316.80               0.30
30.01 -  35.00                          20       2,151,893.95               0.52
35.01 -  40.00                          27       3,652,045.43               0.89
40.01 -  45.00                          34       4,109,674.56               1.00
45.01 -  50.00                          49       6,098,291.30               1.48
50.01 -  55.00                          53       6,683,687.47               1.62
55.01 -  60.00                          89      12,589,906.24               3.05
60.01 -  65.00                         146      20,123,230.34               4.88
65.01 -  70.00                         186      27,257,446.17               6.61
70.01 -  75.00                         249      35,678,677.71               8.66
75.01 -  80.00                         824     120,701,002.95              29.29
80.01 -  85.00                         337      47,707,951.17              11.58
85.01 -  90.00                         592      84,694,252.67              20.55
90.01 -  95.00                         173      26,112,966.34               6.34
95.01 - 100.00                          89      12,062,697.97               2.93
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 13 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 54       7,273,469.56               1.76
Arkansas                                21       2,179,911.51               0.53
California                             485      95,174,356.92              23.09
Colorado                                56       9,412,739.82               2.28
Connecticut                             69      10,122,552.60               2.46
Delaware                                13       1,761,296.40               0.43
District of Columbia                    13       2,375,112.72               0.58
Florida                                542      68,246,201.57              16.56
Georgia                                 70       8,496,807.36               2.06
Idaho                                   14       1,689,220.30               0.41
Illinois                                50       8,042,603.95               1.95
Indiana                                 36       3,617,893.66               0.88
Iowa                                     4         350,460.59               0.09
Kansas                                  16       2,174,303.21               0.53
Kentucky                                32       3,265,912.04               0.79
Louisiana                               78       8,727,791.63               2.12
Maine                                   19       2,250,167.06               0.55
Maryland                                50       7,986,652.65               1.94
Massachusetts                           59      11,286,919.37               2.74
Michigan                                86       9,103,948.82               2.21
Minnesota                               19       2,925,057.82               0.71
Mississippi                             32       3,179,032.18               0.77
Missouri                                58       6,055,491.07               1.47
Montana                                  3         466,549.09               0.11
Nebraska                                 2         253,328.44               0.06
Nevada                                  67      10,714,481.78               2.60
New Hampshire                           16       2,692,082.74               0.65
New Jersey                              30       5,155,680.54               1.25
New Mexico                               4         382,380.04               0.09
New York                                62      11,440,244.60               2.78
North Carolina                          56       6,667,446.07               1.62
North Dakota                             1         124,401.97               0.03
Ohio                                   166      17,888,419.11               4.34
Oklahoma                                32       2,994,436.91               0.73
Oregon                                  54       7,521,620.29               1.83
Pennsylvania                            83      10,597,797.59               2.57
Rhode Island                             6       1,101,936.44               0.27
South Carolina                          38       4,623,452.54               1.12
South Dakota                             1         194,678.76               0.05
Tennessee                               51       5,222,549.28               1.27
Texas                                  124      15,069,753.87               3.66
Utah                                    10       1,797,655.65               0.44
Vermont                                  4         577,293.34               0.14
Virginia                                75      11,961,326.24               2.90
Washington                              91      14,574,695.34               3.54
West Virginia                           16       1,507,549.16               0.37
Wisconsin                               19       2,397,106.59               0.58
Wyoming                                  4         489,100.08               0.12
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 14 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                   1,666     220,760,664.92              53.57
Stated Income                          862     138,527,920.90              33.61
No Documentation                       237      34,632,562.83               8.40
No Income/No Asset
Verification                            61       9,203,220.37               2.23
Limited Documentation                   65       8,989,500.25               2.18
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                     410      55,938,658.35              13.57
M2                                     137      18,639,253.38               4.52
M3                                      32       4,297,593.58               1.04
M4                                      11       1,258,004.83               0.31
AAA                                      1          83,292.88               0.02
A+                                     829     123,308,111.58              29.92
A                                      241      32,079,000.68               7.78
A-                                     134      17,946,227.92               4.35
Alt A                                  704     104,444,565.61              25.34
B                                       95      11,199,980.19               2.72
B-                                      31       3,006,345.65               0.73
C                                        6         518,130.51               0.13
FICO Enhanced                           49       6,792,123.86               1.65
FICO Only                              211      32,602,580.25               7.91
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                 1,761     256,407,158.47              62.22
Fixed Rate Loan                      1,130     155,706,710.80              37.78
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                897     128,995,560.38              82.85
15 Year Fixed-Rate Loan                174      19,441,281.52              12.49
20 Year Fixed-Rate Loan                 31       4,025,751.37               2.59
15 Year Balloon                         15       1,945,686.88               1.25
10 Year Fixed-Rate Loan                  8         683,009.66               0.44
25 Year Fixed-Rate Loan                  5         615,420.99               0.40
--------------------------------------------------------------------------------
Total                                1,130     155,706,710.80             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR            1,600     232,623,374.05              90.72
3/27 Loan Six-Month LIBOR              158      23,223,687.81               9.06
Six-Month LIBOR                          3         560,096.61               0.22
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
First Lien                           2,891     412,113,869.27             100.00
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 15 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    609      87,340,870.07              21.19
24                                     926     139,217,991.51              33.78
36                                     604      84,349,196.94              20.47
60                                     752     101,205,810.75              24.56
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.500 -  4.500                          1         173,632.46               0.04
 4.501 -  5.000                         13       2,395,990.37               0.58
 5.001 -  5.500                         91      15,776,310.22               3.83
 5.501 -  6.000                        250      42,219,697.94              10.24
 6.001 -  6.500                        339      55,946,182.67              13.58
 6.501 -  7.000                        581      90,555,675.70              21.97
 7.001 -  7.500                        445      62,508,627.91              15.17
 7.501 -  8.000                        516      67,147,882.79              16.29
 8.001 -  8.500                        260      32,646,839.42               7.92
 8.501 -  9.000                        235      26,446,704.62               6.42
 9.001 -  9.500                         77       8,036,493.63               1.95
 9.501 - 10.000                         66       6,614,365.36               1.60
10.001 - 10.500                         10       1,027,561.12               0.25
10.501 - 11.000                          6         472,502.16               0.11
11.001 - 11.325                          1         145,402.90               0.04
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            2         340,533.04               0.13
3.001 - 3.500                            1         129,458.15               0.05
3.501 - 4.000                           29       4,886,087.37               1.91
4.001 - 4.500                          137      21,348,861.73               8.33
4.501 - 5.000                          223      35,102,109.83              13.69
5.001 - 5.500                          303      47,984,360.05              18.71
5.501 - 6.000                          370      54,467,307.19              21.24
6.001 - 6.500                          316      42,291,041.73              16.49
6.501 - 7.000                          188      25,533,039.35               9.96
7.001 - 7.500                          118      15,099,852.07               5.89
7.501 - 8.000                           74       9,224,507.96               3.60
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 16 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
10.125 - 10.500                          1         188,188.33               0.07
11.501 - 12.000                          2         249,291.41               0.10
12.001 - 12.500                         28       4,773,801.08               1.86
12.501 - 13.000                        118      19,355,241.22               7.55
13.001 - 13.500                        204      34,865,230.28              13.60
13.501 - 14.000                        355      58,269,951.53              22.73
14.001 - 14.500                        279      40,359,840.46              15.74
14.501 - 15.000                        345      46,483,338.22              18.13
15.001 - 15.500                        172      21,845,955.74               8.52
15.501 - 16.000                        158      18,921,239.76               7.38
16.001 - 16.500                         55       6,148,758.73               2.40
16.501 - 17.000                         37       4,191,627.82               1.63
17.001 - 17.500                          5         634,509.58               0.25
17.501 - 17.875                          2         120,184.31               0.05
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.750 -  5.000                          2         249,291.41               0.10
 5.001 -  5.500                         29       4,961,989.41               1.94
 5.501 -  6.000                        119      19,588,531.32               7.64
 6.001 -  6.500                        204      34,865,230.28              13.60
 6.501 -  7.000                        354      58,036,661.43              22.63
 7.001 -  7.500                        279      40,359,840.46              15.74
 7.501 -  8.000                        345      46,483,338.22              18.13
 8.001 -  8.500                        172      21,845,955.74               8.52
 8.501 -  9.000                        158      18,921,239.76               7.38
 9.001 -  9.500                         55       6,148,758.73               2.40
 9.501 - 10.000                         37       4,191,627.82               1.63
10.001 - 10.500                          5         634,509.58               0.25
10.501 - 10.875                          2         120,184.31               0.05
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 1         192,721.81               0.08
02/01/04                                 3         296,361.82               0.12
03/01/04                                 1         304,282.30               0.12
04/01/04                                 2         255,814.31               0.10
02/01/05                                 1         152,344.71               0.06
06/01/05                                 3         469,308.96               0.18
07/01/05                                11       1,840,112.63               0.72
08/01/05                                30       5,065,124.35               1.98
09/01/05                               367      55,969,645.34              21.83
10/01/05                             1,183     168,576,004.43              65.75
10/03/05                                 1          61,750.00               0.02
08/01/06                                 2         201,349.00               0.08
09/01/06                                25       3,454,656.19               1.35
10/01/06                               131      19,567,682.62               7.63
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 17 of 18

[LOGO OF RBS Greenwich Capital]

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    3         560,096.61               0.22
3.000                                1,758     255,847,061.86              99.78
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                1,761     256,407,158.47             100.00
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                       2,082     289,321,869.06              70.20
MGIC                                   804     122,253,784.70              29.67
PMI                                      5         538,215.51               0.13
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

For internal use only. All Amounts subject to change.             Page: 18 of 18